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Exhibit 99.1

HALO Industries, Inc.
September 2002

Case #02 B 12059

Exhibit A—Cash Flow Statement

HALO INDUSTRIES—DIP	Actual September	Budget September	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
REVOLVER ROLLFORWARD
BEGINNING BALANCE	2,123	2,087	(36)
PLUS CASH DISBURSEMENTS	3,622	5,097	1,475
LESS CASH RECEIPTS	3,079	4,267	(1,188)
DCP REDEMPTION			—
PROGRAM LIQUIDATION COLLECTIONS	—	375	(375)
LESS PROCEEDS FROM SALE & C/R OTHER	770	557	213

ENDING BALANCE	1,896	1,985	90

TOTAL CASH RECEIPTS	3,849	5,199	(1,350)

CASH REQUIREMENTS
PRODUCT	1,174	2,499	1,326
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSES
COMMISSIONS	211	445	234
WAGES	16	36	20
SEVERANCE	—	—	—
PAYROLL TAX	8	37	29
SALES ASST.	—	—	—
SAMPLE EXPENSE	3	18	14
MARKETING EXP	0	—	(0)
CATALOGS	0	8	8
ADVERTISING	—	0	0
AUTOMOBILE	—	—	—
TRAVEL	2	—	(2)
MEALS & ENT.	3	—	(3)
PROMOTION & BUS. EXP.	0	1	0
EXHIBITS & SHOWS	—	0	0
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	297	28	(269)
RECRUITING EXPENSE	0	—	(0)
MONTHLY ALLOWANCE	—	1	1

TOTAL SELLING	541	575	34

G&A EXPENSES
WAGES	370	313	(57)
WAGES—SEVERANCE	57	89	32
RETENTION BONUS	6	—	(6)
TEMP HELP	22	0	(22)
SALARY—OTHER	—	—	—
PAYROLL TAXES	22	31	8
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	—	—
401K EXP	16	3	(13)
GROUP INSURANCE	10	(13)	(24)
SELF INSURANCE CLAIMS	193	300	107
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	25	7	(19)

M&E	3	4	1
AUTO EXP	—	—	—
RENT EXPENSE	0	75	74
RENT ADD ON EXP	5	2	(3)
UTILITIES	4	1	(3)
R&M & CAP EX	1	1	(0)
ALARM SERVICE	—	—	—
MOVING EXP	29	28	(0)
EQUIP RENTAL	9	3	(6)
REAL ESTATE TAXES	—	—	—
TELEPHONE	66	32	(34)
TELEPHONE REPAIRS	—	2	2
FREIGHT HOUSE	5	6	1
POSTAGE	5	4	(2)
COLLECTION EXP	0	1	1
BANK/CREDIT CARD FEES	34	100	67
OFFICE EXP	1	4	3
PRINTING/STATIONARY	1	6	4
DUES & SUBS	3	0	(3)
DATA LINES	23	10	(13)
COMPUTER SUPPLIES	1	0	(0)
COMPUTER SUPPORT	4	18	14
OFFICE SUPPLIES	1	5	5
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	0	7	6
PROFESSIONAL FEES	865	765	(99)
GEN LIAB & PROPERTY	110	33	(77)
PUBLIC COMPANY EXPENSES	1	—	(1)
BUS LICENSES & FEES	0	14	14
USE TAX/SALES TAX	11	150	140
TAX PENALTIES	—	—	—
CONTRIBUTIONS	—	0	0
INTEREST	5	16	11
MISCELLANEOUS	—	5	5
MANAGEMENT FEE/(RECEIPT)	—	—	—

TOTAL G&A	1,908	2,023	116

TOTAL CASH DISBURSEMENTS	3,622	5,097	1,475

NET CASH FLOW	227	102	125

HALO Industries, Inc.
September 2002

Case #02 B 12059

Exhibit D—Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS	CASE NO.: 02 B 12059
FOR MONTH ENDING SEPTEMBER, 2002

STATEMENT OF INVENTORY
Beginning inventory	$1,131,703.12
Add: purchases	$131,643.28
Less: goods sold (cost basis)	$199,327.72
Ending inventory	$1,064,018.68
PAYROLL INFORMATION STATEMENT
Gross payroll for this period	$610,993.63
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT

HALO Industries, Inc.
September 2002

Case #02 B 12059

Exhibit F—Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS	CASE NO.: 02 B 12059
FOR MONTH ENDING SEPTEMBER, 2002

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes (X)	No ( )
2.	FICA withholdings	Yes (X)	No ( )
3.	Employee's withholdings	Yes (X)	No ( )
4.	Employer's FICA	Yes (X)	No ( )
5.	Federal Unemployment Taxes	Yes (X)	No ( )
6.	State Income Tax	Yes (X)	No ( )
7.	State Employee withholdings	Yes (X)	No ( )
8.	All other state taxes	Yes ( )	No (X)

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $30,000 due September 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

OPERATING REPORT

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
August 1, 2002 to August 31, 2002

DATE SUBMITTED:	11/1/2002
DATE REQUIRED:	9/13/2002
Vendor #	Pay Day	Payable To/ Address	Total Amount of Check	CL	JL
13824	20	Alabama Department of Revenue	$1,939.66	x	x
PAYTO		Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
23922	20	Baldwin County	$—	x	x
PAYTO		Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
13840	20	Cullman County	$—	x	x
PAYTX		402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206
25578	20	Jefferson County	$—	x	x
PAYTO		Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710
	20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—	x	x
13828	20	Tax Trust Acct	$14.35	x	x
PAYTO		Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725
13826	20	City of Birmingham	$46.25	x	x
PAYTO		P.O. Box 10566 Birmingham, AL 35296-0001
12790	20	City of Decatur	$—	x	x
PAYTX		Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
13829	20	City of Huntsville	$—	x	x
PAYTO		City Clerk P.O. Box 040003 Huntsville, AL. 35804
	20	LGR P.O. Box 1324 Hartselle, AL 35640-1324	$—	x	x
15880	20	Colorado Department of Revenue	$218.00	x	x
PAYTX		Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
23382	20	City & County of Denver	$51.34	x	x
PAYTO1		Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430
13834	20	State Tax Commission	$6.91	x	x
PAYTO		PO Box 76 Boise, ID 83707

16885	20	Massachusetts Department of Revenue	$243.67	x	x
PAYTO		P.O. Box 7039 Boston, MA 02204
14260	15	State of Michigan	463.24	x	x
PAYTX		Dept 77802 Detroit, MI 48277-0003
1994	20	Minnesota Department of Revenue	$275.00	x	x
PAYTX		Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
14259	15	North Carolina Department of Revenue	$1,286.20	x	x
PAYTO1		PO Box 25000 Raleigh, NC 27640
14259	15	North Carolina Department of Revenue	$—	x	x
PAYTO4		Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640
13837	20	New Jersey Sales Tax	$23.60		x
PAYTO		CN-999 Trenton, NJ 08646-0999
13833	20	NYS Sales Tax Processing	$182.13	x	x
PAYTX		General Post Office PO Box 1208 New York, NY 10116-1208
3568	15	Treasurer of State of Ohio	$4,817.59	x	x
PAYTAX		P.O. Box 16560 Columbus, OH 43266-00600
13835	20	South Carolina Tax Commission	$210.25	x	x
PAYTO		SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
28769	20	Virginia Department of Taxation	$500.25	x	x
PAYTX		Processing Services Division PO Box 26626 Richmond, VA 23261-6626
22156	25	State of Washington	$344.21	x	x
PAYTO		Department of Revenue PO Box 34051 Seattle, WA 98124-1051
16090	30	City of Bellevue	$—	x	x
Qtrly		P.O. Box 34372
PAYTX1		Seattle, WA 98124-1372

Subtotal of checks required			10,622.65

EFT's		NO CHECKS ARE REQUIRED	EFT's
24/30	24	California Board of Equalization	$7,475.00	x	x
10614	31	Commissioner of Revenue Services	$536.71	x	x
PAYTX
	20	Florida Dept of Revenue	$—	x	x
	20	Georgia Dept of Revenue	$2,397.27	x	x
Prepays	7	Illinois Dept of Revenue	$—		x
5/7/2002
Prepays	15	Illinois Dept of Revenue	$—		x
5/15/2002

Prepays	22	Illinois Dept of Revenue	$—		x
5/22/2002
Prepays	31	Illinois Dept of Revenue	$—		x
5/31/2002
	20	Illinois Dept of Revenue	$(0.00)	x	x
	20	Indiana Dept of Revenue	$208.48	x	x
	20	PA Dept of Revenue	$396.59	x	x
	20	Tennessee Department of Revenue	$4,440.00	x	x
	20	Texas Dept of Revenue	$1,532.15	x	x
	20	Wisconsin Department of Revenue	$1,690.12	x	x

Subtotal of EFTS			$18,676.32

Total Sales Tax Payments			$29,298.97

		Check Disbursements By Date:
		Check Disbursements Post Marked the 15th	$6,567.03
		Check Disbursements Post Marked the 20th	$3,711.41
		Check Disbursements Post Marked the 25th	$344.21
		Check Disbursements Post Marked the 30th	$—
		Total Checks	$10,622.65

		EFT Disbursements By Date:
		EFT Disbursements Posted By Bank On 7th:	$—
		EFT Disbursements Posted By Bank On 8th:	$—
		EFT Disbursements Posted By Bank On 15th:	$—
		EFT Disbursements Posted By Bank On 20th:	$10,664.61
		EFT Disbursements Posted By Bank On 22th:	$—
		EFT Disbursements Posted By Bank On 24th:	$7,475.00
		EFT Disbursements Posted By Bank On 30th:	$—
		EFT Disbursements Posted By Bank On 31th:	$536.71
		Total EFT Disbursements	$18,676.32

		Total Disbursements	$29,298.97

HALO Industries, Inc.
September 2002

Case #02 B 12059

Exhibit G—Profit and Loss Statement

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
September 30, 2002

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$1,592,819	$134,775,342
Less: Returns and Allowances	—	(83)
Net Revenue	$1,592,819	$134,775,259
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	1,165,706	97,616,569
Gross Profit	427,113	37,158,689
OPERATING EXPENSES
Advertising	—	124,625
Auto and Truck Expenses	688	46,679
Bad Debts	3,102,938	3,582,105
Contributions
Employee Benefits Programs	(412,415)	3,042,158
Insider Compensation*	184,316	23,483,653
Insurance	27,006	685,274
Management Fee/Bonuses	5,746	1,895,888
Office Expense	10,267	290,494
Pension & Profit Sharing Plans
Repairs and Maintenance	7,230	542,683
Rent and Lease Expense	63,188	6,551,071
Salaries/Commission/Fees	429,233	15,031,549
Supplies	824	535,920
Taxes—Payroll	23,674	1,114,152
Taxes—Real Estate
Taxes—Other	361	593,452
Travel and Entertainment	26,738	877,211
Utilities	(13,306)	358,260
Other (attach schedule)	213,553	12,616,626
Total Operating Expenses Before Depreciation	3,670,041	71,371,799
Depreciation/Depletion/Amortization	368,180	5,853,111
Net Profit (Loss) Before Other Income & Expenses	(3,611,108)	(40,066,220)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	0	(56,934)
Interest Expense	(205,532)	5,192,047
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(3,816,640)	(34,931,108)
REORGANIZATION ITEMS
Professional Fees	1,387,590	12,722,986
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(231,889)
Other Reorganization Expenses (attach schedule)	(1,237,109)	2,745,021
Total Reorganization Expenses	150,481	15,236,119
Income Taxes	—	—
Net Profit (Loss)	$(3,967,121)	$(50,167,226)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
September 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	11,424	682,172
Marketing	—	10,472
Catalogs	(43)	5,357,938
Promotion and business development	779	24,565
Exhibit & show expenses	—	199,612
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	3,464	320,649
Recruiting expense	11	526
Telemarketing—phone	397	5,820
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	368	2,461,752
Postage and freight	8,739	1,679,495
Bank fees / credit card charges	4,692	986,366
Computer expenses	(9,441)	509,733
Public company expenses	31,748	643,358
Other	161,416	4,742,023
Allocation Exp	—	(5,038,571)
Total Other	213,553	12,616,626

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
September 30, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$42,164	$2,298,825
Less: Returns and Allowances	—	—
Net Revenue	$42,164	$2,298,825
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	37,668	1,391,927
Gross Profit	4,495	906,899
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	500	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	4,029	61,913
Insider Compensation*	—	262,742
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	—	3,409
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	6,811
Salaries/Commission/Fees	18,535	503,525
Supplies	—	750
Taxes—Payroll	807	55,244
Taxes—Real Estate
Taxes—Other	—	—
Travel and Entertainment	—	9,811
Utilities	—	—
Other (attach schedule)	10,663	153,651
Total Operating Expenses Before Depreciation	34,534	1,064,855
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(30,039)	(157,956)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	13,954	224,882
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(16,085)	66,926
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(16,085)	$66,926

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
September 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	224	6,146
Postage and freight	22	1,106
Bank fees / credit card charges	—	(1,447)
Computer expenses	—	2,012
Public company expenses	—	—
Other	—	0
Allocation Exp	10,417	145,833
Total Other	10,663	153,651

Category: ACTUAL
HALO DIP
Consolidating P
September, 2002 M.MTD

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
Drop ship sales	1,248,871	0		1,248,871
Fulfillment sales	300,971	0		300,971
Other revenue	813	0	42,164	42,977
Net sales	1,550,655	0	42,164	1,592,819
Drop ship—COS	896,832	73	37,668	934,574
Fulfillment—COS	219,654	0		219,654
Other—COS	15,451	0		15,451
Freight—COS	-11,558	7,585		-3,973
Total cost of sales	1,120,379	7,658	37,668	1,165,706
Gross profit	430,276	-7,658	4,495	427,113
Commissions and salaries	184,316	0	0	184,316
Selling expenses other	22,536	0		22,536
Selling expenses	206,852	0	0	206,852
Payroll & benefits	-18,110	40,976	23,371	46,237
Travel entertainment & auto	20,421		500	20,921
Occupancy	23,209	28,001	0	51,210
Communications	873	5,173	224	6,270
Postage and freight	8,687	29	22	8,739
Bad debt expense	1,662,819	1,440,119		3,102,938
Bank fees / credit card charges	4,692	0	0	4,692
Office expenses	10,267	0	0	10,267
Computer expenses	-9,441	0	0	-9,441
Supplies	577	247	0	824
Professional fees	1,387,590	0		1,387,590
Insurance	27,006			27,006
Public company expenses	31,748			31,748
Depreciation and amortization	367,280	900		368,180
Tax expenses, other	361	0		361
Other	161,416	0		161,416
Allocation expense inter/intra	-10,417	0	10,417	0
General and administrative expenses	3,668,978	1,515,446	34,534	5,218,958
Non-recurring charge acquisitions	-1,237,109			-1,237,109
Operating income	-2,208,445	-1,523,104	-30,039	-3,761,589
Other income and (expenses)	-219,486	0	13,954	-205,532
Pretax income	-2,427,931	-1,523,104	-16,085	-3,967,121

Category: ACTUAL HA-LO DIP
Consolidating P
September, 2002 M.YTD

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
Drop ship sales	39,624,855	1,397,902		41,022,756
Fulfillment sales	8,395,573	0		8,395,573
Other revenue	127,928	2,734	1,340,513	1,471,175
Net sales	48,148,356	1,400,636	1,340,513	50,889,505
Drop ship—COS	27,824,294	1,239,287	949,855	30,013,436
Fullfillment—COS	6,018,049	0		6,018,049
Other—COS	-118,406	0		-118,406
Freight—COS	265,553	94,652		360,205
Total cost of sales	33,989,489	1,333,939	949,855	36,273,283
Gross profit	14,158,867	66,697	390,658	14,616,222
Commissions and salaries	7,586,382	0	178,154	7,764,536
Selling expenses other	803,180	-1,852		801,328
Selling expenses	8,389,562	-1,852	178,154	8,565,863
Payroll & benefits	10,469,616	700,051	357,900	11,527,567
Travel entertainment & auto	355,244		14,172	369,416
Occupancy	2,265,960	297,234	1,946	2,565,140
Communications	1,127,181	46,747	2,916	1,176,844
Postage and freight	432,217	562,657	849	995,723
Bad debt expense	1,853,091	1,450,148		3,303,239
Bank fees / credit card charges	493,372	268	288	493,928
Office expenses	203,979	-160,615	1,931	45,296
Computer expenses	374,120	30,188	2,012	406,320
Supplies	104,704	101,175	725	206,604
Professional fees	7,294,868	0		7,294,868
Insurance	337,694			337,694
Public company expenses	383,949			383,949
Depreciation and amortization	3,563,527	8,100		3,571,627
Tax expenses, other	338,972	20,250		359,222
Other	244,177	-169,175		75,002
Allocation expense inter/intra	-2,893,750	0	93,750	-2,800,000
General and administrative expenses	26,948,923	2,887,027	476,490	30,312,440
Non-recurring charge acquisitions	2,513,733			2,513,733
Operating income	-23,693,350	-2,818,479	-263,985	-26,775,814
Other income and (expenses)	2,891,217	-262,157	139,252	2,768,312
Pretax income	-20,802,134	-3,080,635	-124,733	-24,007,502

HALO Industries, Inc.
September 2002

Case #02 B 12059

Exhibit H—Balance Sheet

HALO DIP
BALANCE SHEET
September 30, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,259,356)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	1,227,789	47,810,047
Notes Receivable	—	—
Inventories	1,381,219	12,658,204
Prepaid Expenses	842,773	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	192,965,352	192,206,777
TOTAL CURRENT ASSETS	$195,157,776	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	205,800	3,942,889
Machinery and Equipment	14,967,287	16,998,197
Furniture, Fixtures and Office Equipment	4,096,907	9,717,576
Leasehold Improvements	2,191,704	4,153,447
Vehicles	16,467	77,208
Less Accumulated Depreciation	(14,491,233)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$6,986,930	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	230,091,996	233,583,342
TOTAL OTHER ASSETS	$230,091,996	$233,583,342
TOTAL ASSETS	432,236,703	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	7,173,441	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,358,333)	(11,489,445)
Wages Payable	1,808,759	8,197,012
Notes Payable
Rent / Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	16,196,907	47,213,511
TOTAL POSTPETITION LIABILITIES	$13,820,774	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$41,528,292	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings—Postpetition	(24,007,502)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(2,915,778)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$390,708,411	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	432,236,703	$513,446,909

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
September 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	192,965,352	192,206,777
Other Current Assets	192,965,352	192,206,777
Other Assets
Intangible Assets	9,576,430	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	24,747	25,000
Note receivable	2,207,008	(23)
CSV—Life insurance	12,000	1,202,742
Security deposits	374,723	287,341
Other assets—miscellaneous	(7,458)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	230,091,996	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	388,105	574,217
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	2,419,214	9,916,853
Customer deposit	358,881	4,882,994
Accrued interest	4,742	4,742
Accrued WIP costs	(34,995)	—
Accrued expenses other	5,557,420	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	6,299,576	9,213,061
Term loans	—	—
Line of credit	1,376,393	15,272,006
Capital lease obligations	—	—
Deferred rent	284	—
Deferred compensation	37,530	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	16,196,907	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,086,050)	(290,092)
CTA—forecast category only	—	—
Retained Earnings—Other	(894,108)	18,980,358
Adjustments to Owner Equity	(2,915,778)	17,654,646

Events by HA-LO
BALANCE SHEET
September 30, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	266	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	45,702	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	162,832	46,415
Professional Retainers
Other Current Assets (attach schedule)	1,999,756	2,336,788
TOTAL CURRENT ASSETS	$2,208,556	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	2,198,052	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent / Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	194,124	715,335
TOTAL POSTPETITION LIABILITIES	$147,731	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$194,124	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	2,128,661	1,581,035
Retained Earnings—Postpetition	(124,733)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$2,003,928	$1,937,002
TOTAL LIABILITIES AND OWNER'S EQUITY	2,198,052	$3,160,358

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
September 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	1,999,756	2,336,788
Other Current Assets	1,999,756	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV— Life insurance	—	—
Security deposits	—	—
Other assets—miscellaneous	(10,504)	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	—	—
Accounts payable—rebates receivable	—	—
Accounts payable—manual	19,424	15,146
Customer deposit	174,700	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	194,124	715,335
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Category: ACTUAL
HALO DIP
Consolidated Balance Sheet
September, 2002 M.YTD
(unaudited)

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	-1,259,622	0	266	-1,259,356
Receivables:
Trade receivables	403,527	-359,149	45,702	90,081
Other receivables	1,137,708			1,137,708
Intercompany receivables	190,965,596	-27,619	1,999,756	192,965,352
Inventory	1,335,956	45,263		1,381,219
Prepaid expenses and deposits	670,635	9,307	162,832	842,773
Current Assets	193,253,799	-332,198	2,208,556	195,157,776
PROPERTY AND EQUIPMENT
Property and equipment	21,434,948	43,215		21,478,163
Accumulated Deprec Property & equipment	-14,483,133	-8,100		-14,491,233
Total Property & Equipment, Net	6,951,815	35,115		6,986,930
Intangible assets, net	9,576,430			9,576,430
Other	220,526,070		-10,504	220,515,566
Total Other assets	230,102,500		-10,504	230,091,996
Total Assets	430,308,114	-297,083	2,198,052	432,236,703
LIABILITIES CURRENT LIABILITIES
Accts Payable — Pre	26,277,960	1,383,165	46,393	27,707,518
Accts Payable — Post	9,262,418	-472,664	-26,969	8,762,785
Accrued Expenses:
Accrued commissions and wages	1,808,759		0	1,808,759
Accrued other expenses	-4,813,973	-44,915	0	-4,858,888
Customer deposits	184,034	147	174,700	358,881
Due to Related Parties	15,000			15,000
Reserve for Restructuring	6,299,576			6,299,576
Total current liabilities	39,033,774	865,733	194,124	40,093,630
Long-Term Debt	1,376,393			1,376,393
Other Liabilities	58,269		0	58,269
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	421,932,304			421,932,304
Unamortized compensation	-935,620			-935,620
Cumulative translation account	-1,113,669	0		-1,086,050
Retained Earnings — Ending	-71,852,124	-8,014,718	2,003,928	-77,862,914
Liabilities and shareholders' equity	437,160,017	-7,148,985	2,198,052	432,236,703

QuickLinks

September 2002 Cash Flow Statement
September 2002 Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors
September 2002 Tax Questionnaire and Related Tax Statements
September 2002 Profit and Loss Statement
September 2002 Balance Sheet